UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2005

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-122743	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois  60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Dealer Manager Agreement

On August 31, 2005, Inland American Real Estate Trust, Inc. (the “Company”) entered into a Dealer Manager Agreement, dated August 31, 2005 (the “Dealer Manager Agreement”), with Inland Securities Corporation (“Inland Securities”).  As described in the Company’s final prospectus, dated August 31, 2005 and filed on September 1, 2005 with the Securities and Exchange Commission pursuant to Rule 424(b)(3) (the “Prospectus”) under the Securities Act of 1933, as amended (the “Securities Act”), Inland Securities is a wholly-owned subsidiary of Inland Real Estate Investment Corporation, the Company’s sponsor (“IREIC”), which is itself a wholly-owned subsidiary of The Inland Group, Inc. (“The Inland Group”).

The Dealer Manager Agreement provides that Inland Securities will act as the Company’s dealer manager in connection with the “best efforts” offering (the “Offering”) of 500,000,000 shares of the Company’s common stock at a price of $10.00 per share pursuant to the Prospectus.  Except in the case of special sales or volume discounts, the Company will pay Inland Securities (i) selling commissions of seven and one-half percent (7.5%) of the selling price of the shares sold on a “best efforts” basis, of which up to seven percent (7.0%) may be reallowed by Inland Securities to soliciting dealers, (ii) a marketing contribution of two and one-half percent (2.5%) of the selling price of the shares sold on a “best efforts” basis, of which up to one and one-half percent (1.5%) may be reallowed to soliciting dealers and (iii) a due diligence expense allowance of up to one-half percent (0.5%) of the selling price of the shares sold on a “best efforts” basis, all or any portion of which may be reallowed to soliciting dealers.  In addition, the Company has agreed to indemnify Inland Securities and each soliciting dealer against certain liabilities, damages and expenses, including those under the Securities Act, and may advance amounts to an indemnified party for legal and other expenses and costs, in each case subject to the limitations and conditions set forth in the Dealer Manager Agreement.

The information set forth above with respect to the Dealer Manager Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Dealer Manager Agreement, which is attached hereto as Exhibit 1.1 and is incorporated into this Item 1.01 disclosure by reference.

Business Management Agreement

On August 31, 2005, the Company entered into a Business Management Agreement, dated as of August 31, 2005 (the “Business Management Agreement”), with Inland American Business Manager & Advisor, Inc. (the “Business Manager”).  The Business Manager is a wholly-owned subsidiary of IREIC.

The material terms and conditions of the Business Management Agreement are set forth in the Prospectus under the heading “Management – The Business Management Agreement,” which discussion is incorporated into this Item 1.01 disclosure by reference.

The information set forth above with respect to the Business Management Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Business Management Agreement, which is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 disclosure by reference.

Property Management Agreements

On August 31, 2005, the Company entered into a Master Management Agreement, each dated as of August 31, 2005 (each a “Property Management Agreement” and, collectively, the “Property Management Agreements”), with each of Inland American Retail Management LLC, Inland American Apartment Management LLC, Inland American Industrial Management LLC and Inland American Office Management LLC (collectively, the “Property Managers”).  The Property Managers are each indirect wholly-owned subsidiaries of corporations owned by the four individuals owning substantially all of the outstanding voting stock of The Inland Group.

                The material terms and conditions of the Property Management Agreements are set forth in the Prospectus under the headings “Management – Property Management Agreements” and “Management – The Business Management Agreement – Liability and Indemnification,” which discussions are incorporated into this Item 1.01 disclosure by reference.

The information set forth above with respect to the Property Management Agreements does not purport to be complete in scope and is qualified in its entirety by the full text of the Property Management Agreements, which are attached hereto as Exhibits 10.2.1, 10.2.2, 10.2.3 and 10.2.4, respectively, and are incorporated into this Item 1.01 disclosure by reference.

Property Acquisition Agreement

On August 31, 2005, the Company entered into a Property Acquisition Agreement, dated as of August 31, 2005 (the “Property Acquisition Agreement”), with Inland Real Estate Acquisitions, Inc. (“IREA”).  IREA is an indirect wholly-owned subsidiary of The Inland Group.

The material terms and conditions of the Property Acquisition Agreement are set forth in the Prospectus under the heading “Management – Property Acquisition Agreement,” which discussion is incorporated into this Item 1.01 disclosure by reference.

The information set forth above with respect to the Property Acquisition Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Property Acquisition Agreement, which is attached hereto as Exhibit 10.3 and is incorporated into this Item 1.01 disclosure by reference.

Escrow Agreement

On August 31, 2005, the Company and Inland Securities entered into an Escrow Agreement, dated as of August 31, 2005 (the “Escrow Agreement”), with LaSalle Bank National Association (“LaSalle Bank”).  As mentioned above, Inland Securities is a wholly-owned subsidiary of IREIC.  Other than in respect of the Escrow Agreement, the Company does not believe that there are any material relationships between the Company or its affiliates and LaSalle Bank.

The Escrow Agreement provides that LaSalle Bank will receive subscription proceeds to be held in escrow pending the sale of at least 200,000 shares of the Company’s common stock in the Offering within one year of the date of the Prospectus (the “Minimum Offering”).  Once the Minimum Offering has been sold, LaSalle Bank will disburse funds for accepted subscriptions to the Company or invest those funds in the manner directed by the Company.  Amounts held in escrow will be returned to the applicable investor if the Minimum Offering is not sold or the investor’s subscription is rejected by the Company.  The Company has agreed to pay LaSalle Bank reasonable fees for its services under the Escrow Agreement.  In addition, the Company and Inland Securities have agreed to indemnify LaSalle Bank against all costs, expenses and liabilities that LaSalle Bank may incur in connection with the Escrow Agreement.

The information set forth above with respect to the Escrow Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Escrow Agreement, which is attached hereto as Exhibit 10.4 and is incorporated into this Item 1.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Exhibits:

Exhibit No.	Description

1.1	Dealer Manager Agreement, dated August 31, 2005, by and between Inland American Real Estate Trust, Inc. and Inland Securities Corporation

10.1	Business Management Agreement, dated as of August 31, 2005, by and between Inland American Real Estate Trust, Inc. and Inland American Business Manager & Advisor, Inc.

10.2.1	Master Management Agreement, dated as of August 31, 2005, by and between Inland American Real Estate Trust, Inc. and Inland American Retail Management LLC

10.2.2	Master Management Agreement, dated as of August 31, 2005, by and between Inland American Real Estate Trust, Inc. and Inland American Apartment Management LLC

10.2.3	Master Management Agreement, dated as of August 31, 2005, by and between Inland American Real Estate Trust, Inc. and Inland American Industrial Management LLC

10.2.4	Master Management Agreement, dated as of August 31, 2005, by and between Inland American Real Estate Trust, Inc. and

Inland American Office Management LLC

10.3	Property Acquisition Agreement, dated as of August 31, 2005, by and between Inland Real Estate Acquisitions, Inc. and Inland American Real Estate Trust, Inc.

10.4	Escrow Agreement, dated as of August 31, 2005, by and among Inland American Real Estate Trust, Inc., Inland Securities Corporation and LaSalle Bank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

	By:	/s/ Roberta S. Matlin
	Name:	Roberta S. Matlin
Date: September 7, 2005	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Dealer Manager Agreement, dated August 31, 2005, by and between Inland American Real Estate Trust, Inc. and Inland Securities Corporation

10.1	Business Management Agreement, dated as of August 31, 2005, by and between Inland American Real Estate Trust, Inc. and Inland American Business Manager & Advisor, Inc.

10.2.1	Master Management Agreement, dated as of August 31, 2005, by and between Inland American Real Estate Trust, Inc. and Inland American Retail Management LLC

10.2.2	Master Management Agreement, dated as of August 31, 2005, by and between Inland American Real Estate Trust, Inc. and Inland American Apartment Management LLC

10.2.3	Master Management Agreement, dated as of August 31, 2005, by and between Inland American Real Estate Trust, Inc. and Inland American Industrial Management LLC

10.2.4	Master Management Agreement, dated as of August 31, 2005, by and between Inland American Real Estate Trust, Inc. and Inland American Office Management LLC

10.3	Property Acquisition Agreement, dated as of August 31, 2005, by and between Inland Real Estate Acquisitions, Inc. and Inland American Real Estate Trust, Inc.

10.4	Escrow Agreement, dated as of August 31, 2005, by and among Inland American Real Estate Trust, Inc., Inland Securities Corporation and LaSalle Bank National Association